Exhibit 99.1

2021 Hovde Group Financial Services Conference November 3 - 5, 2021

2 Cautionary Notice Regarding Forward - Looking Statements This presentation includes “forward - looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amen ded, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward - looking statements are based on current expectations, estimates and projections about Eagle Bancorp Montana, I nc.’s and First Community Bancorp, Inc.’s businesses, beliefs of their management and assumptions made by their management. Any statement that does not describe historical or current facts is a f orw ard - looking statement, including statements related to our projected growth, our anticipated acquisitions, including statements related to the expected timing, completion and other effects our a nti cipated acquisitions, our anticipated future financial performance, and management’s long - term performance goals, as well as statements relating to the anticipated effects on results of operations and financial condition from expected developments or events, or business and growth strategies, including projections of future amortization and accretion, the impact of the anticipated internal growth and plans to establish or acquire banks. Forward - looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “pros pec ts” or “potential,” by future conditional verbs such as “will,” “would,” “should,” “could,” or “may,” or by variations of such words or by similar expressions. These statements are not guarantees of future performanc e a nd involve certain risks, uncertainties and assumptions which are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward - look ing statements. Potential risks and uncertainties include the following: ▪ the occurrence of any event, change or other circumstances that could give rise to the rights of one or both of the parties t o t erminate the agreement between Eagle Bancorp Montana, Inc. and First Community Bancorp, Inc.; ▪ the inability to obtain the requisite regulatory and shareholder approvals for the proposed transaction and meet other closin g t erms and conditions; ▪ the reaction to the proposed transaction of all the banks’ customers, employees and counter - parties or difficulties related to t he transition of services; ▪ the timing to consummate the proposed merger; ▪ the risk that a condition to closing of the proposed merger may not be satisfied; ▪ the diversion of management time on issues related to the proposed merger; ▪ the difficulties and risks inherent with entering new markets; ▪ general economic conditions (both generally and in our markets) may be less favorable than expected, which could result in, a mon g other things, a continued deterioration in credit quality, a further reduction in demand for credit and a further decline in real estate values; ▪ our ability to raise additional capital may be impaired if markets are disrupted or become more volatile; ▪ the parties’ ability to achieve the synergies and value creation contemplated by the proposed merger; ▪ the parties’ ability to promptly and effectively integrate the businesses of Eagle Bancorp Montana, Inc. and First Community Ban corp, Inc., including unexpected transaction costs, including the costs of integrating operations, severance, professional fees and other expenses; ▪ the risks that any arrangements relating to the proposed combination could have adverse effects on the market price of the co mmo n stock of Eagle Bancorp Montana, Inc.; ▪ restrictions or conditions imposed by our regulators on our operations may make it more difficult for us to achieve our goals ; ▪ governmental monetary and fiscal polices as well as legislative or regulatory changes, including changes in accounting standa rds and compliance requirements, may adversely affect us; ▪ competitive pressures among depository and other financial institutions may increase significantly; ▪ changes in the interest rate environment may reduce margins or the volumes or values of the loans we make or have acquired; ▪ other financial institutions have greater financial resources and may be able to develop or acquire products that enable them to compete more successfully than we can; ▪ war or terrorist activities may cause further deterioration in the economy or cause instability in credit markets; ▪ economic, governmental or other factors may prevent the projected population, residential and commercial growth in the market s i n which we operate; and ▪ we will or may continue to face the risk factors discussed from time to time in the periodic reports we file with the SEC, in clu ding our Form 10 - K for the fiscal year ended December 31, 2020. For these forward - looking statements, we claim the protection of the safe harbor for forward - looking statements contained in the Private Securities Litigation Reform Act of 1995. You should not place undue reliance on the forward - looking statements, which speak only as of the date of this presentation. All subsequent written a nd oral forward - looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. W e u ndertake no obligation to publicly update or revise any forward - looking statements, whether as a result of new information, future events or otherwise. See Item 1A, Risk Factors, in our Annual Repo rt on Form 10 - K for the year ended December 31, 2020, and otherwise in our SEC reports and filings, for a description of some of the important factors that may affect actual outcomes.

3 Important Information about the Merger and Where to Find it This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitati on of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. In connection with the proposed merger transaction, Eagle Bancorp Montana, Inc. (“Eagle”) will file a registration statement on Form S - 4 with the SEC t o register Eagle shares that will be issued to First Community Bancorp, Inc. (“First Community”) shareholders in connection with the proposed transaction. The registration statem ent will include a joint proxy statement of Eagle and First Community and a prospectus of Eagle as well as other relevant documents concerning the proposed transaction. The registration st atement and the joint proxy statement/prospectus to be filed with the SEC related to the proposed transaction will contain important information about Eagle, First Community and th e proposed transaction and related matters. A definitive joint proxy statement/prospectus will be mailed to shareholders of Eagle and First Community. WE URGE SECURITY HOLDERS TO REA D T HE REGISTRATION STATEMENT AND JOINT PROXY/PROSPECTUS WHEN IT BECOMES AVAILABLE (AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTI ON OR INCORPORATED BY REFERENCE INTO THE REGISTRATION STATEMENT AND JOINT PROXY/PROSPECTUS), AS WELL AS ANY AMENDMENTS OR SUPPLEMEN TS TO THOSE DOCUMENTS, BECAUSE THOSE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION. Security holders may also obtain free copies of the se documents and other documents filed with the SEC, at the SEC’s website at https://www.sec.gov. Security holders may also obtain free copies of th e d ocuments filed with the SEC by Eagle at its website at https://www.opportunitybank.com (which website is not incorporated herein by reference) or by contacting Laura Clark by telep hon e (406) 457 - 4007. Security holders may also obtain free copies of the documents of First Community by contacting Sam Waters by telephone at (406) 228 - 8231. Participants in Solicitation Eagle, First Community and their respective directors and executive officers and other members of management and employees ma y b e deemed to be participants in the solicitation of proxies from the shareholders of Eagle and First Community in connection with the proposed merger. Information regarding thes e p ersons who may, under the rules of the SEC, be considered participants in the solicitation of shareholders in connection with the proposed merger will be provided in the jo int proxy statement/prospectus described above and other relevant materials when filed with SEC. Additional information regarding each of Eagle’s directors and executive officers, in clu ding their beneficial ownership of Eagle common stock is included in Eagle’s definitive proxy statement for its 2021 annual meeting of stockholders, which was filed with the SEC on M arc h 10, 2021. You can obtain free copies of this document from Eagle using the contact information above.

COMMUNITY FOCUSED INSTITUTION □ Eagle Bancorp Montana, Inc . is the holding company for Opportunity Bank of Montana ; established in 1922 , the Bank is the 4 th largest bank headquartered in Montana with 23 banking offices and has deeply embedded itself as the bank of choice within the community □ Continued execution on commercial bank model following the transition from a thrift ▪ Established commercial bank charter in 2014 ; rebranded as Opportunity Bank of Montana ▪ Improving loan mix with higher yielding CRE credits and increasing commercial loans ▪ Improving deposit mix : non - CDs, at 87 % of total deposits as of September, 2021 ▪ Positioned for NIM expansion and improved profitability ▪ Core lines of business include : retail lending, commercial lending, deposit products and services and mortgage origination ▪ Interest rate risk profile showing asset sensitive balance sheet prepared for an increasing rate environment □ Continuation of strong credit culture ; excellent credit quality with NPAs of 56 bps as of June 30 , 2021 □ Track record of execution on strategic initiatives : ▪ Announced Acquisition of First Community Bank in October 2021 ▪ Announced Acquisition of Western Bank of Wolf Point in August 2019 , completed January 2020 ▪ Announced Acquisition of State Bank of Townsend in August 2018 , completed January 2019 ▪ Announced Acquisition of Ruby Valley Bank in September 2017 , completed January 2018 ▪ Successful acquisition and integration of seven branches from Sterling Financial in 2012 4

COMPANY OVERVIEW □ 23 branches in Montana operating under the Company’s banking subsidiary – Opportunity Bank of Montana □ Balance Sheet (9/30/21): ▪ Assets $1.407 billion ▪ Gross Loans $884.9 million ▪ Deposits $1.195 billion ▪ Total equity $156.5 million □ Asset Quality (9/30/21): ▪ NPAs/assets – 0.56% □ Profitability YTD 2021: ▪ Net income of $12.7 million ▪ NIM – 3.88% ▪ ROAA – 1.27% ▪ ROAE – 10.81% • 23 Bank Branches 5

Peter Johnson President and CEO 3 9 years with the Company 4 2 years in banking Laura Clark EVP and Chief Financial Officer 7 years with the Company 4 5 years in banking Rachel Amdahl SVP and Chief Operations Officer 3 4 years with the Company 3 4 years in banking Dale Field SVP and Chief Credit Officer 1 9 years with the Company 2 4 years in banking Chantelle Nash SVP and Chief Risk Officer 1 4 years with the Company 1 4 years in banking Mark O’Neill SVP and Chief Lending Officer 5 years with the Company 2 5 years in banking Darryl Rensmon SVP and Chief Information Officer 4 years with the Company 30 years in IT Linda Chilton SVP and Chief Retail Officer 6 years with the Company 2 7 years in banking EXPERIENCED EXECUTIVE MANAGEMENT 6 Alana Binde SVP and Chief HR Officer 13 years with the Company 13 years in banking

EXPERIENCED BOARD Director Experience Year Elected Peter J. Johnson President and CEO of Opportunity Bank and the Company 2007 Rick F. Hays Retired President of a Montana telecommunications company 2007 Thomas J. McCarvel Retired Vice President of Carroll College 1998 Maureen J. Rude Retired Executive Director of Montana Homeownership Network/NeighborWorks Montana 2010 Shavon R. Cape Co - founder of JWT Capital, LLC, a real estate development and operating company 2015 Tanya J. Chemodurow President of Abatement Contractors of Montana, LLC, specializing in environmental remediation 2015 Kenneth M. Walsh Retired Market President of Opportunity Bank, former CEO of Ruby Valley Bank 2018 Corey Jensen President/CEO of Vision Net, Inc. 2018 Benjamin G. Ruddy Vice President, Agricultural Division, of Opportunity Bank, former President of The State Bank of Townsend 2019 Cynthia A. Utterback Tax Business Unit Director and Shareholder at Anderson ZurMuehlen & Co. CPAs 2019 7

8 □ Continue to diversify our loan portfolio into commercial (C&I), commercial real estate and agriculture □ Attract and retain lower - cost core deposits □ Continue to expand our franchise through selective acquisitions and branch additions □ Maintain high asset quality levels □ Continue to operate as a community oriented financial institution BUSINESS STRATEGY

Key Montana Markets – Helena, Missoula, Great Falls Lewis and Clark County (Helena) Cascade County (Great Falls) Missoula County (Missoula) • Helena is the state capital of Montana. • Stable economy supported by state government, healthcare, education, and small business. • Government positions account for 70% of Helena's workforce. • Home to Carroll College, a top - ranked private liberal arts college. • Great Falls MSA is the 3rd largest metropolitan area in Montana by population. • Relatively new market for EBMT - Bank formally entered the Great Falls market in 2017. • Diverse regional economy is anchored by agriculture, military, manufacturing and tourism. • Trade hub for the Golden Triangle region, an area known for high quality agriculture production. • Missoula MSA is the 2nd largest metropolitan area in Montana by population. • Home to the University of Montana (Approximately 11,000 students). • Regional hub for a wide range of retail, professional and service activities. Source(s): S&P Global Market Intelligence as of June 30, 2021 MT Rank Institution (State) Branches Deposits Market Share 1Glacier Bancorp Inc. (MT) 6 570,737$ 27.4% 2First Interstate BancSystem (MT) 5 427,377$ 20.5% 3Wells Fargo & Co. (CA) 3 369,378$ 17.8% 4Eagle Bancorp Montana Inc. (MT) 3 252,068$ 12.1% 5U.S. Bancorp (MN) 1 182,353$ 8.8% 6Stockman Financial Corp. (MT) 2 126,611$ 6.1% 7Ascent Bancorp (MT) 2 68,895$ 3.3% 8Countricorp (MT) 1 23,740$ 1.1% 9First Community Bancorp Inc. (MT) 2 22,702$ 1.1% 10Forstrom Bancorp. Inc. (MN) 1 22,621$ 1.1% Total For Institutions In Market 29 2,079,963$ MT Rank Institution (State) Branches Deposits Market Share 1Glacier Bancorp Inc. (MT) 8 961,622$ 26.8% 2First Interstate BancSystem (MT) 3 909,453$ 25.3% 3U.S. Bancorp (MN) 2 371,655$ 10.3% 4Wells Fargo & Co. (CA) 3 367,913$ 10.2% 5Bitterroot Holding Co. (MT) 7 304,362$ 8.5% 6Stockman Financial Corp. (MT) 4 294,406$ 8.2% 7Bancorp of Montana Holding Co. (MT) 1 145,591$ 4.1% 8Eagle Bancorp Montana Inc. (MT) 2 63,037$ 1.8% 9Farmers State Financial Corp. (MT) 2 62,924$ 1.8% 10First National Bancorp Inc. (MT) 2 59,720$ 1.7% Total For Institutions In Market 36 3,594,055$ MT Rank Institution (State) Branches Deposits Market Share 1First Interstate BancSystem (MT) 3 655,953$ 31.1% 2U.S. Bancorp (MN) 3 448,655$ 21.3% 3Stockman Financial Corp. (MT) 3 388,904$ 18.4% 4Wells Fargo & Co. (CA) 2 358,545$ 17.0% 5American Bancor Ltd. (ND) 2 105,304$ 5.0% 6Belt Valley Bank (MT) 1 64,327$ 3.0% 7Stockmens Bank (MT) 1 37,633$ 1.8% 8Forstrom Bancorp. Inc. (MN) 1 25,427$ 1.2% 9Eagle Bancorp Montana Inc. (MT) 1 14,907$ 0.7% 10Glacier Bancorp Inc. (MT) 1 8,970$ 0.4% Total For Institutions In Market 20 2,109,125$ 9

Key Montana Markets – Bozeman, Billings, Butte Gallatin County (Bozeman) Silver Bow (Butte) Yellowstone County (Billings) • Fastest growing area in Montana, and one of the fastest growing counties in the Western U.S. • Home to Montana State University, the largest university in the state (16,000+ students). • Local economy is tied to technology, healthcare, education and tourism. • High - tech center of Montana. • Originally one of the largest industrial mining and smelting regions in the country, Butte has now evolved into a diverse regional economy. • Local economy is tied to mining, agriculture processing, healthcare, business services, tourism and education. • Home to Montana Tech, a public engineering and technical university (~2,500 students). • The Billings MSA is the largest metropolitan area in Montana by population. • Serves as the regional hub for more than 500,000 people across a four state region. • Diverse economy supported by transportation, manufacturing, hospitality, medical, energy and other business and consumer services. Source(s): S&P Global Market Intelligence as of June 30, 2021 MT Rank Institution (State) Branches Deposits Market Share 1Glacier Bancorp Inc. (MT) 9 1,666,474$ 33.6% 2First Interstate BancSystem (MT) 5 653,674$ 13.2% 3Stockman Financial Corp. (MT) 4 534,965$ 10.8% 4Wells Fargo & Co. (CA) 3 505,478$ 10.2% 5U.S. Bancorp (MN) 2 496,561$ 10.0% 6Guaranty Dev. Co. (MT) 3 349,258$ 7.0% 7MSB Financial Inc. (MT) 4 224,457$ 4.5% 8Eagle Bancorp Montana Inc. (MT) 3 188,331$ 3.8% 9Bozeman Bancorp Inc. (MT) 1 98,275$ 2.0% 10Heartland Financial USA Inc. (IA) 1 92,085$ 1.9% Total For Institutions In Market 41 4,959,423$ MT Rank Institution (State) Branches Deposits Market Share 1Glacier Bancorp Inc. (MT) 3 226,080$ 25.7% 2Wells Fargo & Co. (CA) 2 201,617$ 22.9% 3U.S. Bancorp (MN) 1 107,080$ 12.2% 4Eagle Bancorp Montana Inc. (MT) 1 101,815$ 11.6% 5First National Bancorp Inc. (MT) 1 94,807$ 10.8% 6Butte Bank Shares Inc. (MT) 2 71,231$ 8.1% 7Flint Creek Holding Co. (MT) 1 52,361$ 5.9% 8Bridger Co. (MT) 1 25,427$ 2.9% Total For Institutions In Market 12 880,418$ 10 MT Rank Institution (State) Branches Deposits Market Share 1First Interstate BancSystem (MT) 9 1,550,348$ 24.3% 2U.S. Bancorp (MN) 4 1,272,620$ 20.0% 3Stockman Financial Corp. (MT) 6 1,036,801$ 16.3% 4Wells Fargo & Co. (CA) 5 891,508$ 14.0% 5Glacier Bancorp Inc. (MT) 7 810,509$ 12.7% 6Yellowstone Holding Co. (MT) 5 523,767$ 8.2% 7Heartland Financial USA Inc. (IA) 2 126,384$ 2.0% 8American Bancor Ltd. (ND) 2 65,095$ 1.0% 9Eagle Bancorp Montana Inc. (MT) 3 47,917$ 0.8% 10Antler Land Co. (MT) 1 46,315$ 0.7% Total For Institutions In Market 47 6,377,899$

11 □ On October 1, 2021, reached an agreement to acquire First Community Bancorp, Inc. and its subsidiary, First Community Bank. Upon completion of the acquisition, Opportunity Bank of Montana will have 32 retail branches in key commercial and agricultural markets across Montana. □ On June 10, 2020, sold $15 million in subordinated notes to certain qualified institutional accredited investors through a private placement offering. The net proceeds from the offering were used for general corporate purposes, including the redemption of the Company’s outstanding $10 million of 6.75% subordinated notes due 2025. □ On January 1, 2020, completed purchase of Western Bank of Wolf Point, in Wolf Point, Montana. □ On January 1, 2019, completed purchase of The State Bank of Townsend, in Townsend, Montana. □ On January 31, 2018, completed purchase of Ruby Valley Bank, Twin Bridges, Montana. □ Mortgage origination team is in the top 4 of market share in Helena, Billings, Bozeman, Butte, Missoula and Great Falls. Added 6 high performing loan originators during the past two years. COMPANY DEVELOPMENTS

NASDAQ: EBMT ACQUISITION OF FIRST COMMUNITY BANCORP, INC. Strategic Expansion of Montana’s Premier Community Bank

13 Strategic Montana Expansion - EBMT’s Largest Acquisition ▪ Eagle Bancorp Montana, Inc. (NASDAQ: EBMT), the holding company for Opportunity Bank of Montana (“Opportunity”) has entered i nto an agreement to acquire First Community Bancorp Inc., the holding company for First Community Bank (collectively “First Community” or “FCB”) ▪ Headquartered in Glasgow, Montana, First Community is the largest bank in Northeast Montana with $374 million in total assets ▪ First Community operates nine branches and two mortgage LPOs, including commercial - focused branches in Helena and Three Forks (G allatin County) ▪ Experienced ag and commercial lender with a 130 - year operating history and deep roots in the communities it serves ▪ Continues Eagle’s focused M&A strategy – announced transaction is Eagle’s fourth in Montana since 2017 and the largest to date Transaction Highlights ▪ Acquisition provides valuable scale and further solidifies Eagle’s position as the fourth largest bank headquartered in Monta na ▪ Pro forma bank will have approximately $1.7 billion in total assets and operate 32 branches in key commercial and ag markets in Montana ▪ Significantly expands Eagle’s Northeast Montana presence and strengthens Eagle’s existing market share in the core growth mar ket s of Bozeman and Helena ▪ Complementary fit with EBMT’s current geographic footprint and existing Wolf Point branch, which was acquired in early 2020 ▪ Provides additional diversification and builds on Eagle’s reputation as an experienced and preferred agricultural lender in t he state ▪ First Community has a long history of solid financial performance, valuable core deposit base and strong asset quality with a co nservative credit culture Strategic Rationale ▪ Financially attractive to Eagle: ▪ Anticipated 12%+ EPS accretion in 2022 ▪ Tangible book value payback of ~3.6 years ▪ Internal rate of return above 20% Financial Highlights

14 First Community Bank Overview Source: S&P Capital IQ Pro, financial and deposit data as 6/30/2021 Note: Bank - level call report data for First Community Bank History and Franchise Highlights Financial Highlights – First Community Bank Branch Footprint – First Community Bank ▪ Established by the Lewis Brothers in 1891, First Community is one of the longest standing charters in Montana ▪ Experienced and respected ag lender with deep ties to the Northeast Montana agriculture market ▪ Expanded the footprint in the 2000’s into the high growth and less ag focused Montana markets of Helena and Three Forks (Gallatin County) ▪ Established a mortgage banking division in 2007 to take advantage of growth in the Helena and Bozeman real estate markets ▪ Strong management team with decades of experience Location Branches Deposits ($MM) Mkt. Rank Branches Deposits ($MM) Mkt. Rank Branches Deposits ($MM) Mkt. Rank Glasgow, MT 1 146$ 1 0 -$ - 1 146$ 1 Wolf Point, MT 1 38$ 2 1 98$ 1 2 135$ 1 Culbertson, MT 1 34$ 1 0 -$ - 1 34$ 1 Helena, MT 2 23$ 9 3 252$ 4 5 275$ 4 Froid, MT 1 21$ 1 0 -$ - 1 21$ 1 Hinsdale, MT 1 20$ 1 0 -$ - 1 20$ 1 Three Forks, MT 1 14$ 3 0 -$ - 1 14$ 3 Ashland, MT 1 12$ 1 0 -$ - 1 12$ 1 FCB EBMT Pro Forma 2019 2020 Q2 21 YTD Balance Sheet ($000s) Total Assets 302,420$ 344,587$ 373,592$ Gross Loans (Incl. HFS) 188,671$ 202,930$ 220,112$ Total Deposits 246,393$ 282,434$ 306,660$ Loans / Deposits 76.6% 71.9% 71.8% Capital Adequacy Tangible Common Equity Ratio 11.51% 11.35% 10.89% Leverage Ratio 11.46% 11.06% 10.62% Risk Based Capital Ratio 16.80% 16.70% 15.85% Income Statement ($000s) Net Interest Income 10,946$ 11,796$ 7,407$ Non-Interest Income 4,090$ 6,501$ 3,373$ Non-Interest Expense 11,227$ 12,036$ 6,505$ Provision Expense 310$ 945$ -$ Net Income 2,944$ 4,229$ 3,101$ Performance Ratios ROAA 1.00% 1.30% 1.71% ROATCE 8.92% 11.63% 15.73% Net Interest Margin 4.04% 3.91% 4.37% Yield on Loans 6.10% 5.69% 6.52% Cost of Total Deposits 0.70% 0.51% 0.24% Efficiency Ratio 74.7% 65.8% 60.3%

15 Rank MT Rank Institution (State) Branches Deposits ($000s) Market Share 1 1 Glacier Bancorp Inc. (MT) 67 7,206,605$ 21.3% 2 2 First Interstate BancSystem (MT) 46 6,010,908$ 17.8% 3 3 Stockman Financial Corp. (MT) 39 4,321,707$ 12.8% 4 - U.S. Bancorp (MN) 21 3,155,100$ 9.3% 5 - Wells Fargo & Co. (CA) 27 2,987,643$ 8.8% 6 4 Eagle Bancorp Montana Inc. (Pro Forma)** 33 1,455,499$ 4.3% 6 4 Eagle Bancorp Montana Inc. (MT)** 24 1,148,839$ 3.4% 7 5 Montana Security Inc. (MT) 6 1,002,238$ 3.0% 8 6 Yellowstone Holding Co. (MT) 9 828,318$ 2.5% 9 7 Bitterroot Holding Co. (MT) 15 712,734$ 2.1% 10 - Heartland Financial USA Inc. (IA) 9 568,961$ 1.7% 11 8 Guaranty Dev. Co. (MT) 6 553,912$ 1.6% 12 9 Farmers State Financial Corp. (MT) 10 547,708$ 1.6% 13 10 First National Bancorp Inc. (MT) 10 406,583$ 1.2% 14 11 Bridger Co. (MT) 8 385,746$ 1.1% 15 12 First Community Bancorp Inc. (MT) 9 306,660$ 0.9% Total For Institutions In Market 380 33,850,392$ Strategic Montana Expansion Source: S&P Capital IQ Pro, financial and deposit data as 6/30/2021 *Does not include LPOs or DPOs **EBMT branch count includes the Winifred, MT deposit production office (“DPO”) Pro Forma Branch Footprint (FCB’s 9 Branches & 2 LPOs) Helena Branch Footprint Bozeman Branch Footprint Montana – Deposit Market Share Pro Forma Assets $1,359M $374M $1,733M Gross Loans $931M $220M $1,151M Deposits $1,146M $307M $1,453M Branch Locations* 23 9 32 Pro Forma Franchise Hinsdale Glasgow Wolf Point Culbertson Froid Three Forks First Community Branch EBMT Branch First Community RE LPO EBMT DPO

16 Opportunity to Expand in Key Agriculture and Commercial Markets Source: S&P Capital IQ Pro, CNBC.com, Montana Department of Agriculture, American Land Brokers, Statista, U.S. News, U.S Census Bureau (1) USDA agricultural statistics data as of 2018 Northeast Montana Helena (Lewis & Clark County) ▪ Stable economy supported by state government, healthcare, education, and small business ▪ Government positions account for 70% of Helena's workforce (state capital of Montana) ▪ Home to Carroll College, a top - ranked private liberal arts college ▪ Northeast Montana is an eight county region that covers approximately 23,000 square miles and has a population of roughly 45,000 ▪ Glasgow is one of the most populous towns in the region and serves as an economic hub for a large portion of Eastern Montana ▪ Economy in Northeast Montana is primarily driven by agriculture production with over 1.6 million acres of farmland ▪ Region is dominated by dryland small - grain production, including spring wheat and continuous cropping through rotation with legume and oil seed crops ▪ Gross farm income in the region exceeds $800 million (1) Bozeman (Gallatin County) ▪ Fastest growing area in Montana, and one of the fastest growing counties in the Western U.S. ▪ Home to Montana State University, the largest university in Montana ▪ Local economy is tied to technology, healthcare, education and tourism ▪ High - tech center of Montana First Community Branch Top Real Estate Market in the State – 10% Increase in Median Home Value #1 Fastest Growing Micropolitan Area in the U.S. Total Population (County): 118,976 Pro Forma Deposit Market Rank : 7 th Projected Population Growth (2021 - 2026): 7.7% Total Population (County): 70,508 Pro Forma Deposit Market Rank : 4 th Projected Population Growth (2021 - 2026): 4.8%

17 Construction & Development 11.1% 1 - 4 Family 23.0% Multifamily 3.9% Non - Owner Occupied CRE 18.2% Owner - Occupied CRE 17.3% Commercial & Industrial 10.2% Farm/Agriculture 12.9% Consumer 2.0% Other 1.2% Construction & Development 8.1% 1 - 4 Family 13.7% Non - Owner Occupied CRE 0.5% Owner - Occupied CRE 13.9% Commercial & Industrial 12.4% Farm/Agriculture 48.4% Consumer 2.4% Other 0.5% Construction & Development 10.6% 1 - 4 Family 21.2% Multifamily 3.2% Non - Owner Occupied CRE 14.8% Owner - Occupied CRE 16.7% Commercial & Industrial 10.7% Farm/Agriculture 19.7% Consumer 2.1% Other 1.1% Noninterest - bearing Demand 30.4% NOW & Interest - Bearing Demand 16.9% MMDA 21.4% Savings 17.7% CDs < $250k 11.4% CDs > $250k 2.3% Noninterest - bearing Demand 32.3% NOW & Interest - Bearing Demand 9.0% MMDA 27.6% Savings 17.8% CDs < $250k 11.6% CDs > $250k 1.7% Noninterest - bearing Demand 30.8% NOW & Interest - Bearing Demand 15.2% MMDA 22.7% Savings 17.7% CDs < $250k 11.4% CDs > $250k 2.2% Pro Forma Deposit and Loan Composition Source: S&P Capital IQ Pro, bank - level call report data as of the quarter ended 6/30/2021 $1.1B $0.3B $1.5B Pro Forma $0.9B $0.2B $1.2B Deposits Loans

18 Transaction Structure and Assumptions (1) Based on EBMT closing price of $22.10 as of September 29, 2021 (2) Required Adjusted Tangible Stockholders’ Equity of $29.5 million. Refer to the Agreement and Plan of Merger for complete term s Aggregate Deal Value: (1) ▪ $41.1 million, or $1,110.58 per share Consideration Mix: ▪ Approximately 75% stock / 25% cash for FCB shareholders ▪ 37.7492 EBMT shares and $276.32 in cash for each FCB share ▪ Potential cash dividend for excess capital paid to FCB shareholders if tangible common equity at closing, net of potential adjustments, is above the Minimum Tangible Common Equity requirement Minimum Tangible Common Equity: (2) ▪ Required minimum tangible common equity of $29.5 million Price Protection: ▪ Double trigger walk - away provision versus Nasdaq Bank Index Estimated Credit Mark: ▪ Total credit mark of $4.8 million, or 2.45% of gross loans, net of PPP loans ▪ Engaged consultant to complete enhanced loan review, which included 53% of loans outstanding Core Deposit Intangible: ▪ $1.3 million, or 0.50% of non - time deposits, amortized over 10 years using sum - of - the - years digits Other Fair Value Estimates: ▪ $800k, or 12.4%, fixed asset write - up Cost Savings: ▪ 25.0% of FCB’s non - interest expense ▪ Cost savings 80% phased - in in 2022 and 100% in 2023 Transaction Expense: ▪ One - time combined transaction related expenses of $4.0 million (pre - tax) Management ▪ Sam Waters, FCB’s Chairman and former CEO, will join the EBMT Board ▪ Retention of key FCB executives including CEO, Kris Simensen, who will become the Northeast Montana Regional Market President Anticipated Timing ▪ Estimated closing in Q4 2021 ▪ Customary regulatory approvals and shareholder approval by FCB and EBMT

19 Transaction Multiples and Pro Forma Impact (1) Based on EBMT closing price of $22.10 as of September 29, 2021 (2) Required Adjusted Tangible Stockholders’ Equity of $29.5 million. Refer to the Agreement and Plan of Merger for complete term s (3) Core deposits defined as total deposits less time deposits above $100,000 (4) Based on average Street estimates for EBMT and management projections for FCB Aggregate Deal Value: (1) ▪ $41.1 million Deal Value / Required Tangible Book Value : (2) ▪ 139.3% Deal Value / Reported LTM Earnings: ▪ 7.2x Core Deposit Premium: (3) ▪ 4.0% TBV Per Share Dilution at Closing: ▪ - 8.1% ($1.65 per share) TBV Per Share Payback Period: (Crossover Method) ▪ ~3.6 years Projected 2022 EPS Accretion: (4) (Assumed 80% cost savings phase - in) ▪ 12.9% ($0.33 per share) Projected 2022 EPS Accretion: (4) (With 100% cost savings phase - in) ▪ 15.3% ($0.39 per share)

20 $200 $213 $238 $251 $287 $306 $333 $332 $508 $516 $560 $630 $674 $717 $854 $1,054 $1,258 $1,733 $- $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 $2,000 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 Q2 2021 Total Assets ($MM) Non-Acquired Assets Acquired Assets September 2021 Assets: $374M Loans: $220M Deposits: $307M Announced An Expanding Franchise Source: S&P Capital IQ Pro, Company filings and call report data Note: Bank level financial information for acquired companies and branches at closing or most recent quarter ▪ EBMT has successfully executed on it’s growth strategy, through both organic growth and acquisitions, and has produced results ▪ Strong track record of successfully integrating acquisitions - EBMT has been the most active acquiror of Montana banks over the last four years ▪ Complementary combinations have provided increased scale and diversification November 2012 Loans: $41M Deposits: $182M Acquired 7 Montana Branches from January 2020 Assets: $103M Loans: $45M Deposits: $89M Acquired January 2019 Assets: $107M Loans: $92M Deposits: $93M Acquired January 2018 Assets: $96M Loans: $57M Deposits: $81M Acquired

21 The Eagle Bancorp Montana Story Source: Company filings Note: Financial information for acquired companies and branches at closing (1) Based on total assets as of 6/30/2021 (2) Financial information as of 6/30/2021; region includes MT, ID, and WY Where Eagle Has Come From Where Eagle is Today Where Eagle is Going ▪ Formed in 1922 as American Building & Loan Association – Organization acted as a traditional savings and loan institution for ne arly 90 years ▪ November 2012: Completed acquisition of seven Montana branches from Sterling Financial ($182 million in deposits and $41 mill ion in loans) ▪ October 2014: Converted from a Federal savings bank to a Montana state - chartered bank ▪ January 2018: Completed the acquisition of Ruby Valley Bank ($96 million in assets) ▪ January 2019: Completed the acquisition of State Bank of Townsend ($107 million in assets) ▪ January 2020: Completed the acquisition of Western Bank of Wolf Point ($103 million in assets) ▪ September 2021: Announced the acquisition of First Community Bancorp ($374 million in assets) ▪ 4 th largest bank headquartered in Montana with over $1.7 billion in pro forma assets and 32 branch locations across the state (1) ▪ Only sub $10 billion asset sized NASDAQ traded financial institution in the region (2) ▪ One of the highest performing and fastest growing banks in the state – 1.22% ROAA in 2021 YTD ▪ Significant opportunities to grow organically and through strategic M&A ▪ Uniquely positioned as an acquiror of choice in the region – publicly traded company with successful M&A track record ▪ Future benefits from increased operating scale and expanded market presence

22 Compelling Opportunity for EBMT and its Shareholders Source: Mobility Market Intelligence x Acquisition increases pro forma assets to over $1.7 billion and further solidifies Eagle’s position as the fourth largest ban k headquartered in Montana x Rare opportunity to acquire the leading bank in Northeast Montana and firmly establish Eagle’s presence on the Hi - Line x Accelerates Eagle’s growth in the Helena market and further enhances Eagle’s leading mortgage operation – #1 residential mortgage lender in the state x Compatible company cultures and focused approach to community banking x Retention of local management and regional talent with deep ties to the market and strong customer relationships x Strategically attractive with compelling financial metrics x Low execution risk – Eagle has successfully integrated three Montana banks since 2017 x Transaction enhances Eagle’s long - term value creation for its shareholders

FINANCIAL HIGHLIGHTS

NET INTEREST INCOME & NET INTEREST MARGIN $ 2 , 0 $ 3 , 0 $ 4 , 0 $ 5 , 0 $ 6 , 0 $ 7 , 0 $ 8 , 0 $ 9 , 0 $ 1 0 , 2 . 8 0 3 . 0 0 3 . 2 0 3 . 4 0 3 . 6 0 3 . 8 0 4 . 0 0 4 . 2 0 4 . 4 0 4 . 6 0 Net Interest Income Net Interest Margin 24 3.95% 4.33% 4.31% 4.15% 4.22% 4.04% 3.85% 3.83% 4.03% 3.97% 3.81% 3.87% 3.50% 3.60% 3.70% 3.80% 3.90% 4.00% 4.10% 4.20% 4.30% 4.40% $0 $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 Net Interest Income Net Interest Margin Net interest income in 000’s

25 PROVISION FOR LOAN LOSSES $1,833 $1,228 $980 $2,627 $3,130 $576 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 2016 2017 2018 2019 2020 YTD 2021 2016 2017 2018 2019 2020 YTD 2021 $ in 000’s

BALANCE SHEET EXPANSION 26 $674 $717 $854 $1,054 $1,258 $1,407 $466 $513 $617 $779 $841 $885 $513 $521 $627 $809 $1,033 $1,195 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 12/31/2016 12/31/2017 12/31/2018 12/31/2019 12/31/2020 9/30/2021 Assets Total Loans Deposits $ in millions

27 Loan Portfolio Composition – 9/30/2021 □ Since 2008, number of Commercial/Ag lenders has increased from 4 to 33 □ 28 Mortgage Lenders □ C&I accounts for 10% of loan portfolio □ Owner - occupied CRE loans represent 18% of total loans Per call report data as of 9/30/21, excludes loans held for sale LOAN PORTFOLIO DETAIL Commercial & Industrial , 10% Commercial Real Estate , 43% Construction & Land Development , 9% Residential 1 - 4 and Construction , 16% Home Equity , 6% Agriculture & Farm , 13% Consumer and Other , 3%

Non Interest Checking 31% Interest Bearing Checking 16% Savings 18% Money Market 22% Time Certificates 13% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 Time Certificates Money Market Savings Interest Checking Non Interest Checking September 30, 2021 Deposit Mix – Rolling 8 Quarters □ The deposit mix is desirable, with a deposit cost of 12 basis points at 3Q21 □ Non - Interest Bearing accounts represent 31% of total deposits at 3Q21 □ MMDA & Checking accounts represent over 69% of total deposits at 3Q21 (000's) 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 Non Interest Checking 200,035$ 223,723$ 271,259$ 295,058$ 318,389$ 331,589$ 349,017$ 367,127$ Interest Bearing Checking 116,397 133,493 146,452 155,671 160,614 174,840 193,991 198,130 Savings 126,991 146,477 161,172 169,981 179,868 197,748 202,984 213,895 Money Market 132,506 155,996 166,715 187,245 202,407 224,107 242,290 261,866 Time Certificates 233,064 228,536 209,846 190,375 171,805 165,120 157,320 153,531 Total 808,993$ 888,225$ 955,444$ 998,330$ 1,033,083$ 1,093,404$ 1,145,602$ 1,194,549$ 28 FUNDING OVERVIEW - DEPOSIT COMPOSITION

29 DISCIPLINED CREDIT CULTURE 0.21% 0.45% 0.52% 0.68% 0.56% 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 0.60% 0.70% 0.80% 12/31/2017 12/31/2018 12/31/2019 12/31/2020 9/30/2021 Nonperforming Assets/Total Assets

COVID - 19 IMPACT PROVIDING RELIEF TO CUSTOMERS Accommodations and Modifications to Borrowers □ 90 - day payment deferrals □ 6 - month interest only payments □ Mortgage forbearances □ Montana Board of Investments program (MBOI) assistance □ SBA PPP loan assistance Loan Modification Status as of 9/30/2021 □ 5 modified loans remain, totaling $98,000, or 0.01% of total loans □ 764 borrowers received $45.7 million in SBA PPP loans in 2020 □ 748 PPP Round 1 recipients, representing $45.2 million are paid in full □ 646 borrowers received $19.5 million in PPP Round 2 in 2021 □ 389 PPP Round 2 recipients, representing $11.3 million are paid in full Mortgage Forbearance Status as of 9/30/2021 □ Continue to work with all mortgage borrowers □ 11 active forbearances □ All have been sold and serviced 30

YIELD AND COST OF FUNDS 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 2016Y 2017Y 2018Y 2019Y 2020Y 3Q21 Yield on Average Earning Assets EBMT Peer Group 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 2016Y 2017Y 2018Y 2019Y 2020Y 3Q21 Yield on Loans EBMT Peer Group 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 2016Y 2017Y 2018Y 2019Y 2020Y 3Q21 Cost of Funds EBMT 31 Peer Group includes PFLX, RVSB, CSHX, FSBW, TSBK, SFBC, OVLY, CVCY, NRIM, BOCH, CZBC, SSBI, FNRN & AMRB Source: S&P Global Market Intelligence

CAPITAL STRENGTH 32 □ Authorized the repurchase of up to 100,000 shares of its common stock, representing approximately 1.47% of outstanding shares. Total Assets 716,782$ 853,903$ 1,054,260$ 1,257,634$ 1,331,421$ 1,359,355$ 1,406,923$ Total Common Stockholders' Equity 83,616$ 94,806$ 121,659$ 152,938$ 155,831$ 152,744$ 156,523$ Total Regulatory Capital 96,602$ 104,186$ 126,711$ 156,897$ 161,839$ 158,331$ 162,983$ Tier 1 Leverage Ratio 11.51% 10.51% 10.52% 10.61% 10.78% 9.90% 9.80% Tier 1 Risk Based Capital Ratio 15.29% 13.83% 13.58% 14.17% 14.69% 13.25% 13.11% Total Risk Based Capital Ratio 18.27% 16.45% 15.92% 17.04% 17.56% 15.96% 15.73% Common Equity Tier 1 (CETI) Ratio 14.35% 13.04% 12.95% 13.62% 14.15% 12.75% 12.62% Tangible Common Equity Ratio 10.75% 9.66% 9.95% 10.51% 10.31% 9.72% 9.67% 2Q21 3Q211Q21($ in 000s) 2018Y 2019Y 2020Y2017Y

33 Source: S&P Global Market Intelligence as of October 24, 2021 Information reflects the exchange as a result of the conversion and offering 5 YEAR STOCK PRICE PERFORMANCE

Pete Johnson President and CEO Office: (406) 442 - 3080 Direct: (406) 457 - 4006 pjohnson@oppbank.com Laura Clark EVP and Chief Financial Officer Office: (406) 442 - 3080 Direct: (406) 457 - 4007 lclark@oppbank.com www.opportunitybank.com 1400 Prospect Avenue P.O. Box 4999 Helena, MT 59604